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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                           --------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 14, 2002


                               LaBRANCHE & CO INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                      001-15251               13-4064735
----------------------------     ----------------        ------------------
(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)         Identification No.)




ONE EXCHANGE PLAZA, NEW YORK, NEW YORK, 10006                 10006
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(Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code: (212) 425-1144
                                                    --------------


                                 NOT APPLICABLE
     -----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

          99.1 Certification of George M.L. LaBranche, IV, Chairman, Chief Executive Officer and President of LaBranche, regarding the information contained in LaBranche's Quarterly Report on Form 10-Q for the period ended June 30, 2002.

          99.2 Certification of Harvey S. Traison, Senior Vice President and Chief Financial Officer of LaBranche, regarding the information contained in LaBranche's Quarterly Report on Form 10-Q for the period ended June 30, 2002.

ITEM 9. REGULATION FD DISCLOSURE.

      On August 14, 2002, LaBranche & Co Inc. ("LaBranche") filed its Quarterly Report on Form 10-Q for the period ended June 30, 2002 with the Securities and Exchange Commission. Accompanying the Form 10-Q, as required by 18 U.S.C.
Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, were written certifications of George M.L. LaBranche, IV, Chairman, Chief Executive Officer and President of LaBranche, and Harvey S. Traison, Senior Vice President and Chief Financial Officer of LaBranche, regarding the information contained in the Form 10-Q. The written certifications are attached as Exhibits
99.1 and 99.2 to this Report.

LIMITATION ON INCORPORATION BY REFERENCE

      In accordance with general instruction B.2 of Form 8-K, the information in this Report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement filed pursuant to the Securities Act of 1933, as amended.


                All other Items of this report are inapplicable.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LABRANCHE & CO INC.



Date: August 14, 2002                By:    /s/ GEORGE M.L. LABRANCHE, IV
                                        -------------------------------------
                                        Name: George M.L. LaBranche, IV
                                        Title: Chairman, Chief Executive Officer
                                                       and President

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                                  EXHIBIT INDEX


Exhibit No.       Description of Exhibit
-----------       ----------------------

99.1 Certification of George M.L. LaBranche, IV, Chairman, Chief Executive Officer and President of LaBranche, regarding the information contained in LaBranche's Quarterly Report on Form 10-Q for the period ended June 30, 2002.

99.2 Certification of Harvey S. Traison, Senior Vice President and Chief Financial Officer of LaBranche, regarding the information contained in LaBranche's Quarterly Report on Form 10-Q for the period ended June 30, 2002.